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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K

                                Current Report

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of report (Date of earliest event reported)    October 19, 2000
                                                --------------------------------

                                ScanSource Inc.
                 --------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

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
               South Carolina                                  1-12842                               57-0965380
               --------------                                  -------                               ----------
(State or Other Jurisdiction of Incorporation)          (Commission File Number)        (I.R.S. Employer Identification No.)
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                6 Logue Court, Greenville, South Carolina 29615
           --------------------------------------------------------
         (Address, Including Zip Code, of Principal Executive Offices)


                                (864) 288-2432
                              ------------------
             (Registrant's Telephone Number, Including Area Code)


                                      N/A
                          ---------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 4 - Change in Registrant's Certifying Accountant.

(a) On October 19, 2000 ScanSource, Inc., (the "Company") notified KPMG LLP that it would not be retained by the Company to perform the audit of the financial statements of the Company for the fiscal year ending June 30, 2001. KPMG LLP had served as the Company's principal independent accountants for the fiscal years ended June 30, 2000 and 1999. The decision not to retain KPMG LLP was approved by the Audit Committee of the Board of Directors of the Company and, upon recommendation by that committee, was approved by the full Board of Directors on October 19, 2000.

In connection with the audits of the financial statements of the Company for the fiscal years ended June 30, 2000 and 1999, the Company had no disagreement with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG LLP, would have caused them to make reference to such disagreement in their report for such periods.

The audit reports of KPMG LLP on the financial statements of the Company for the fiscal years ended June 30, 2000 and 1999 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. A letter from KPMG LLP is attached hereto as Exhibit 16.

(b) On October 19, 2000, the Audit Committee of the Board of Directors of the Company approved, and, upon recommendation by that committee, the Board of Directors of the Company approved, the engagement of the accounting firm of Deloitte & Touche LLP as independent accountants to audit the Company's financial statements for the fiscal year ending June 30, 2001. As of October 19, 2000 the Company has not on any prior occasions consulted with Deloitte & Touche LLP regarding any of the matters set forth in Item 304(a)(2) of Regulation S-K.

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Item 7 - Financial Statements and Exhibits


(A)  Not Applicable

(B)  Not Applicable

(C)  Exhibits
     Exhibit 16 - Letter re change in certifying accountant.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ScanSource, Inc.


Date: October 19, 2000                     By:  /S/ JEFFERY A. BRYSON
                                              -------------------------
                                           Name:  Jeffery A. Bryson
                                           Its:  Chief Financial Officer

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